EXHIBIT 10.29


                        AMENDMENT TO EMPLOYMENT AGREEMENT
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     This AMENDMENT (the  "Amendment") is made,  effective May 8, 2001,  between
Oglethorpe Power Corporation (the "Company" or "Employer") and Thomas A. Smith ("Employee").

     In consideration for the Company's continued employment of the Employee and Employee's continued employment with the Company, the parties hereby mutually agree to amend their original September 15, 1999 Employment Agreement ("Agreement") as follows:

     Paragraph 7.4 shall be amended by replacing the last sentence of that paragraph with the following language:

     A resignation by Employee within one hundred eighty (180) days of any of the following events shall also be deemed a termination without cause and shall entitle Employee to all benefits available under this Agreement for termination without cause: (a) a material reduction or alteration of Employee's title or responsibilities in a manner that is inconsistent with Employee's position; (b) a change in the location of Employee's principal office by more than fifty (50) miles; or (c) a determination by Employee, in his sole discretion, that good reason exists for his resignation: provided that, in the event of a resignation pursuant to part (c) above, Employee must: (i) resign with an effective date during the period January 1, 2002 through December 31, 2003, and (ii) if requested by Employer, extend the resignation date for a maximum of six (6) additional thirty (30) day periods (assuming that the Agreement has been automatically renewed on December 31, 2001).



IN WITNESS WHEREOF, the parties hereto have executed this Amendment:



OGLETHORPE POWER COMPANY

By:     /s/ J. Calvin Earwood               Date:    5/8/01
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Name:       J. Calvin Earwood
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Title:   Chairman of the Board
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         /s/ Thomas A. Smith                   5/9/01
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             Thomas A. Smith                     Date